SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                   FORM 8-K/A
                                Amendment  No. 1


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported):    September 2, 2005

                          Commission File No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                         EDWARD R. DESTEFANO, PRESIDENT
                            NEW CENTURY ENERGY CORP.
                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                     (Name and address of agent for service)

                                 (713) 266-4344
          (Telephone number, including area code of agent for service)


     This Amended Report on Form 8-K is being filed by the Registrant to include the Audited Financial Statements for the Registrant's acquisition of the Lindholm-Hanson Gas Unit; to add a Management's Discussion and Analysis of Financial Condition discussion to this Report regarding the acquisition of the Lindholm-Hanson Gas Unit; to update the Closing date of the Registrant's September 2, 2005 acquisition; to add Item 2.01 Completion of Acquisition or Disposition of Assets regarding the closing of the Registrant's September 2, 2005 acquisition; and to disclose the source of the funds used by the Registrant to purchase the interests described below.


--------------------------------------------------------------------------------


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Effective September 2, 2005, New Century Energy Corp. (the "Company," "we," "us"), entered into a Purchase and Sale Agreement ("Agreement") with Pat Baker, D/B/A Baker Exploration Company; The Sebastian Revocable Trust; George R. Smith Revocable Trust; and George Smith Family Limited Partnership, D/B/A GSTX Limited Partnership, collectively the "Sellers." Pursuant to the Agreement, we agreed to purchase certain interests in leases that have been pooled into the Lindholm-Hanson Gas Unit together with interests in certain contiguous leases, for an aggregate of $8,750,000, subject to our receipt of such money. The interests to be purchased total a 7.25 percent working interest and a 5.4375 percent net revenue interest in the leases.


     The closing date for the purchase was September 19, 2005 (the "Closing"), as described below under "Item 2,01 Completion of Acquisition or Disposition of Assets."

     The effective date of the sale of the Sellers' interests is July 1, 2005 (the "Effective Date"). At the Closing, the Sellers paid us the aggregate amount of the proceeds actually received by Sellers and attributable to production during the period between the Effective Date and the Closing (the "Adjustment Period") of (i)the proceeds from the sale of oil, gas and hydrocarbons net of gathering processing and transportation costs, and any production, severance, sales or excise and similar taxes not reimbursed to Sellers by the purchaser of production, and (ii)other proceeds earned with respect to the purchased leases during the Adjustment Period. Additionally, Sellers shall pay us all ad valorem taxes prorated to Sellers and assumed by us and an amount equal to all costs attributable to the ownership and operation of the purchased leases which are paid by Sellers and incurred at or after the Effective Date, which ad valorem taxes are still being calculated as of the date of this report.


     Additionally, under the Agreement, we agreed to assume all duties and obligations of the Sellers, express and implied, with respect to the purchased interests, including those arising under any lease, contract, agreement, document, permit, applicable law, statute or rule, regulation, or order of any governmental authority and defend, indemnify and hold Sellers harmless from and pay or reimburse Sellers for any and all claims in connection with the duties and obligations of Sellers in connection with the ownership of the interests, before or after the Effective Date, except (a) to the extent any such claim has been asserted against Sellers prior to the Effective Date, (b) as set forth in the Agreement, or (c) any claim is expressly assumed by Sellers.

     We also agreed to defend, indemnify and hold Sellers harmless from and pay or reimburse Sellers for any and all claims for damage to the environment, environmental cleanup, remediation or compliance, or for any other relief, arising directly or indirectly from or incident to the use, occupation, operation, maintenance or abandonment of any of the interests, or condition of the interests, whether latent or patent, including without limitation, contamination of the property or premises with Naturally Occurring Radioactive Materials (NORM), whether such claim was caused by Sellers negligence or strict liability, whether in law or equity, excluding Sellers, Sellers' agents, employees or contracts gross negligence or willful misconduct.

     The Agreement called for certain assets to be excluded from the sale of the leases including:

     A) All minute books, tax returns, partnership documents of Sellers and their business records not related to the purchased interests;
     B) All records that were (i) proprietary in nature, (ii) covered by the attorney-client privilege or work product doctrine, (iii) not readily severable from Sellers' general records, or (iv) required by applicable law to be retained by Sellers;
     C) All rights and claims arising, occurring, or exiting in Sellers prior to the Effective Date including, but not limited to, any and all contract rights, claims penalties, receivables, revenues, recoupment rights, rights or reimbursement, audit rights, recovery rights (excepting gas imbalances), accounting adjustments, mispayments, erroneous payments or other claims of any nature relating solely to any time period prior to the Effective Date.
     D) Any claims, rights and interest of Sellers or any of Sellers' affiliates in and to any refunds of taxes or fees of any nature whatsoever which relate solely to and arise out of the period prior to the Effective Date.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     We closed the September 2, 2005 Purchase and Sale Agreement with the Sellers" on September 19, 2005 (the "Closing"), and purchased a 7.25 percent working interest and a 5.4375 percent net revenue interest in certain leases which have been pooled into the Lindholm-Hanson Gas Unit.

     We obtained the $8,750,000 in funding required for the purchase of the interests described above under "Item 1.01 Entry Into a Material Definitive Agreement," above, through the entry into a Securities Purchase Agreement with and the sale of a Secured Term Note for $9,500,000 to Laurus Master Fund, Ltd., on September 19, 2005, as disclosed in greater detail in our Report on Form 8-K filed with the Commission on September 22, 2005.



MANAGEMENT'S  DISCUSSION  AND  ANALYSIS

     THE FOLLOWING MANAGEMENT'S DISCUSSION AND ANALYSIS OF OPERATIONS CONTAINS FORWARD LOOKING STATEMENTS WHICH INVOLVE RISKS AND UNCERTAINTIES WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT INCLUDED IN THIS SECTION REGARDING OUR FINANCIAL POSITION AND LIQUIDITY, STRATEGIC ALTERNATIVES, FUTURE CAPITAL NEEDS, BUSINESS STRATEGIES AND OTHER PLANS AND OBJECTIVES OF OUR MANAGEMENT FOR FUTURE OPERATIONS AND ACTIVITIES, ARE FORWARD LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON CERTAIN ASSUMPTIONS AND ANALYSES MADE BY OUR MANAGEMENT IN LIGHT OF ITS EXPERIENCE AND ITS PERCEPTION OF HISTORICAL TRENDS, CURRENT CONDITIONS, EXPECTED FUTURE DEVELOPMENTS AND OTHER FACTORS IT BELIEVES ARE APPROPRIATE UNDER THE CIRCUMSTANCES. SUCH FORWARD LOOKING STATEMENTS ARE SUBJECT TO UNCERTAINTIES THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM SUCH STATEMENTS. SUCH UNCERTAINTIES INCLUDE BUT ARE NOT LIMITED TO: THE VOLATILITY OF THE OIL AND GAS INDUSTRY; CHANGES IN COMPETITIVE FACTORS AFFECTING OUR OPERATIONS; RISKS ASSOCIATED WITH THE ACQUISITION OF MATURE OIL AND GAS PROPERTIES, INCLUDING ESTIMATES OF RECOVERABLE RESERVES, FUTURE OIL AND GAS PRICES AND POTENTIAL ENVIRONMENTAL AND PLUGGING AND ABANDONMENT LIABILITIES; OUR DEPENDENCE ON KEY PERSONNEL AND CERTAIN CUSTOMERS; RISKS OF OUR GROWTH STRATEGY, INCLUDING THE INHERENT RISK IN ACQUIRING MATURE OIL AND GAS PROPERTIES; OPERATING HAZARDS, INCLUDING THE SIGNIFICANT POSSIBILITY OF ACCIDENTS RESULTING IN PERSONAL INJURY, PROPERTY DAMAGE OR ENVIRONMENTAL DAMAGE; THE EFFECT ON OUR PERFORMANCE OF REGULATORY PROGRAMS AND ENVIRONMENTAL MATTERS INCLUDING POLITICAL AND ECONOMIC UNCERTAINTIES. THESE AND OTHER UNCERTAINTIES RELATED TO OUR BUSINESS ARE DESCRIBED IN DETAIL IN OUR ANNUAL REPORT ON FORM 10-KSB/A FOR THE YEAR ENDED DECEMBER 31, 2004. ALTHOUGH WE BELIEVE THAT THE EXPECTATION REFLECTED IN SUCH FORWARD LOOKING STATEMENTS ARE REASONABLE, WE CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO BE CORRECT. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY OF OUR FORWARD LOOKING STATEMENTS FOR ANY REASON.

                           RESULTS OF OPERATIONS

     We acquired a 7.25 percent working interest and a 5.4375 percent net revenue interest in certain pooled leases in the Lindholm-Hanson Gas Unit and Wells (the "Assets") on September 2, 2005, with an effective date of July 1, 2005. We have provided a discussion below of the results of operations for the period from January 1, 2005 through September 19, 2005, for the acquired Assets. The Lindholm- Hanson Gas Unit began producing in March 2004.

Results of Operations for the period from January 1, 2005 through September 19, 2005 (unaudited)
------------------------------------------------------------------------

     For the period from January 1, 2005 through September 19, 2005, revenue from natural gas sales was $2,694,982 and revenue from royalty income was $111,718, for total revenues of $2,806,700 for the period from January 1, 2005 through September 19, 2005.

     The total costs and expenses were $867,460 for the period from January 1, 2005 through September 19, 2005, which included $364,179 of costs of production and $503,281 of depreciation and depletion.

     For the period from January 1, 2005 through September 19, 2005, net income was $1,939,240.



Results of Operations for the year ended December 31, 2004 (audited)
---------------------------------------------------------------------

     For the year ended December 31, 2004, revenue from natural gas sales was $2,056,731 and revenue from royalty income was $99,120, for total revenues of $2,155,851 for the year ended December 31, 2004.

     Total costs and expenses were $478,508 for the year ended December 31, 2004, which included $237,511 of costs of production and $240,997 of depreciation and depletion.

     For the year ended December 31, 2004, net income was $1,677,343.

Liquidity and Capital Resources
-------------------------------

     Current  assets  as  of  September  19,  2005  were $713,309 which included
$664,679 of accounts receivable and $48,630 of drilling advances. Total gas properties were $2,304,291 as of September 19, 2005, which included $3,048,569 of gas properties less accumulated depreciation and deletion of ($744,278). The gas properties (prior to adjustments for accumulated depreciation and depletion) included $1,860,427 of proved gas properties, $1,181,456 of wells and related equipment, and $6,686 of asset retirement obligation. Total assets as of September 19, 2005 were $3,017,600.


     Current liabilities were $224,360 as of September 19, 2005, and consisted solely of accounts payable. Total liabilities were $231,046 and included the $224,360 of current liabilities and $6,686 of asset retirement obligation as of September 19, 2005.

     Net cash provide by operating activities was $2,516,841 for the period from January 1, 2005 through September 19, 2005, which included $1,939,240 of net income, $503,281 of depreciation and depletion, ($90,932) of accounts receivable, $95,125 in accounts payable and $70,127 in drilling advances.

     Net cash used in investing activities was ($1,317,625) for the period from January 1, 2005 through September 19, 2005, consisting solely of capital expenditures for gas properties.

     Net cash used in financing activities was $1,199,216 for the period from January 1, 2005 through September 19, 2005, which consisted of $1,317,625 in owners' contributions and ($2,516,841) in owners' distributions.



                               Subsequent Events
                               -----------------

     On November 1, 2005 we entered into a Purchase and Sale Agreement ("November Agreement") with Mr. Gerald W. Green, the "November Seller." Pursuant to the November Agreement, we agreed to purchase certain interests in and to certain oil and gas leases which are located within and adjacent to the Lindholm-Hanson Gas Unit in the Wishbone Field in McMullen County, Texas, located 80 miles south of San Antonio, Texas (the "Unit"), for $1,890,000, which we intend to fund from our current cash flows and operations. The interests purchased total a 1.75% working interest and a 1.3125% net revenue interest in the leases (the "November Interest"). We paid the November Seller $189,000 as a 10% deposit on the November Interest on November 2, 2005 and will pay the additional $1,701,000 at the closing of the November Agreement, on January 3, 2006.

     Assuming we are able to close the purchase of the November Interest, our total ownership of interests within the Lindholm-Hanson Gas Unit will total a 15.20% working interest and a 12.2140% net revenue interest and our total ownership of the Lindholm fee #1 well, which is outside of the Unit will include a 12.10% working interest and an 8.9820% net revenue interest.

     The acquisition of the November Interest is described in more detail in our Report on Form 8-K filed with the Commission on November 7, 2005.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT


     Effective September 2, 2005, we entered into the Purchase and Sale Agreement with the Sellers, as described above, and agreed to pay the Sellers an aggregate of $8,750,000 for the interests described above on the Closing date, which payment was made to the Sellers on September 19, 2005.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS


     (A)  FINANCIAL  STATEMENTS  OF  THE  LINDHOLM-HANSON  GAS  UNIT:

            Report of Independent Registered Public Accounting Firm
            -------------------------------------------------------

To  the  Board  of  Directors  of
New  Century  Energy  Corp.  (formerly  Vertica  Software,  Inc.)

We have audited the accompanying balance sheet of the Acquired Mineral Interests of the Lindholm-Hanson Gas Unit and Wells (Second Acquisition) as of December 31, 2004, and the related statements of income and owners' net investment, and cash flows for each of the two years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Acquired Mineral Interests of the Lindholm-Hanson Gas Unit and Wells (Second Acquisition) as of December 31, 2004, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

On September 19, 2005, with an effective date of July 1, 2005, New Century Energy Corp.("New Century") acquired certain working interests, overriding royalty interests and term royalty interests, which together entitle New Century to a 7.25% working interest and a 5.4375% net revenue interest in production from the Lindholm-Hanson Gas Unit and Wells (Second Acquisition). On June 30, 2005, with an effective date of April 1, 2005, New Century acquired a 6.2% working intrest and 5.464% net revenue interest from the production of the Lindholm-Hanson Gas Unit and Wells (First Acquisition). On November 1, 2005, New Century announced it had signed a definitive agreement to acquire an additional 1.75% working interest in the Lindholm-Hanson Gas Unit and Wells (Third Acquisition), which will increase its total working interest to 15.20% and 12.2140% net revenue interest in this field, as discussed in Note 5.

HELIN,  DONOVAN,  TRUBEE  &  WILKINSON,  LLP




Houston,  Texas
December  5,  2005

                          PART  I.  FINANCIAL  INFORMATION

ITEM  1.  FINANCIAL  STATEMENTS


                            NEW CENTURY ENERGY CORP.
                        (formerly Vertica Software, Inc.)
                 Acquired Mineral Interests of the Lindholm-Hanson
                      Gas Unit and Wells (Second Acquisition)
                                   Balance Sheet
                September 19, 2005 (unaudited) and December 31, 2004

                                                       September 19,       Dec.31,
                                                            2005            2004
ASSETS                                                  <unaudited>
Current assets:
  Accounts receivable                                   $   664,679    $   573,747
  Drilling advances                                          48,630        118,757
                                                        -----------    -----------
     Total current assets                                   713,309        692,504
                                                        -----------    -----------

Gas properties                                            3,048,569      1,728,234
  Less: Accumulated depreciation
        and depletion                                      (744,278)      (240,997)
                                                        -----------    -----------
     Total gas properties                                 2,304,291      1,487,237
                                                        -----------    -----------

Total assets                                            $ 3,017,600    $ 2,179,741
                                                        ===========    ===========

LIABILITIES AND OWNERS' NET INVESTMENT

Current liabilities

  Accounts payable                                      $   224,360    $   129,236
                                                        -----------    -----------
Asset retirement obligation                                   6,686          3,975
                                                        -----------    -----------
Total liabilities                                           231,046        133,211
                                                        -----------    -----------
Contingencies <Note 4>                                            -              -
                                                        -----------    -----------
Owners' net investment                                    2,786,554      2,046,530
                                                        -----------    -----------
Total liabilities and owners' net investment            $ 3,017,600    $ 2,179,741
                                                        ===========    ===========



                 See accompanying Notes to Financial Statements and Report of Independent Registered Public Accounting Firm


                            NEW CENTURY ENERGY CORP.
                        (formerly Vertica Software, Inc.)
                Acquired Mineral Interests of the Lindholm-Hanson
                    Gas Unit and Wells (Second Acquisition)
                Statements of Income and Owners' Net Investment
   For the period from January 1, 2005 through September 19, 2005 (unaudited)
                And for the years ended December 31,2004 and 2003


                                 September 19,        Dec. 31,           Dec. 31,
                                     2005              2004               2003
                                 <unaudited>
Revenues:
     Natural gas sales            $2,694,982        $2,056,731         $         0
     Royalty income                  111,718            99,120                   0
                                  ----------        ----------          ----------
        Total revenues             2,806,700         2,155,851                   0
                                  ----------        ----------          ----------
Costs and expenses:

     Costs of production             364,179           237,511                   0
     Depreciation and depletion      503,281           240,997                   0
                                  ----------        ----------          ----------
        Total costs and expenses     867,460           478,508                   0
                                  ----------        ----------          ----------
Net income                         1,939,240         1,677,343                   0

Owners' net investment:

Balance, beginning of period       2,046,530            99,002                   0
     Owners' contributions         1,317,625         1,625,257              99,002
     Owners' distributions        (2,516,841)       (1,355,072)                  0
                                  ----------        ----------         -----------
Balance, end of period            $2,786,554        $2,046,530         $    99,002
                                  ==========        ==========         ===========






                 See accompanying Notes to Financial Statements and Report of Independent Registered Public Accounting Firm


                            NEW CENTURY ENERGY CORP.
                        (formerly  Vertica  Software,  Inc.)
                    Acquired Mineral Interests of the Lindholm-Hanson
                       Gas Unit and Wells (Second Acquisition)
                               Statements of Cash Flows
       For the period from January 1, 2005 through September 19, 2005 (unaudited)
          And for the years ended December 31, 2004 and December 31, 2003

                                         September 19,       Dec.31,       Dec.31,
                                            2005              2004          2003
                                           <unaudited>
Cash flows from operating activities:
  Net income                                $1,939,240    $1,677,343    $         0
  Adjustments to reconcile net income
  to net cash provided by operating
  activities:
  Depreciation and depletion                   503,281       240,997              0
  Changes in:
    Accounts receivable                        (90,932)     (573,747)             0
    Accounts payable                            95,125       129,236              0
    Drilling advances                           70,127      (118,757)             0
                                            ----------     ----------    ----------
Net cash provided by operating activities    2,516,841     1,355,072              0
                                            ----------     ----------    ----------
Cash flows from investing activities:
  Capital expenditures for gas properties   (1,317,625)   (1,625,257)       (99,002)
                                            ----------     ----------    ----------
Net cash used in investing activities       (1,317,625)   (1,625,257)       (99,002)
                                            ----------     ----------    ----------

Cash flow from financing activities:
  Owners' contributions                      1,317,625     1,625,257         99,002
  Owners' distributions                     (2,516,841)   (1,355,072)             0
                                           ----------     ----------    -----------
Net cash provided by (used in)
  financing activities                      (1,199,216)      270,185         99,002
                                           ----------     ----------    -----------

Net change in cash                                   0             0              0
Cash, beginning of period                            0             0              0
                                            ----------    ----------    -----------
Cash, end of period                         $        0    $        0    $         0
                                            ==========    ==========    ===========






                 See accompanying Notes to Financial Statements and Report of Independent Registered Public Accounting Firm

                            NEW CENTURY ENERGY CORP.
                      (formerly  Vertica  Software,  Inc.)
                 Acquired Mineral Interests of the Lindholm-Hanson
                       Gas Unit and Wells (Second Acquisition)
                          Notes to Financial Statements
                           December 31, 2004 and 2003

NOTE  1  -  SIGNIFICANT  ACCOUNTING  POLICIES

     Nature  of  Business  and  Basis  of  Presentation

          On September 19, 2005, New Century Energy Corp. ("New Century") acquired a 7.25% working interest and a 5.4375% net revenue interest in the Lindholm-Hanson Gas Unit and Wells ("L-H Gas Unit") (Second Acquisition) in the Wishbone Field in McMullen County, Texas located 80 miles south of San Antonio, Texas. The primary reason for the Second Acquisition was to add to New Century's base of "Proved" reserves as well as generate future cash flows. The Second Acquisition increased New Century's working interest and net revenue interest in production from the L-H Gas Unit to a 13.45% working interest and a 10.9015% net revenue interest, respectively. The effective date of the Second Acquisition was July 1, 2005, and the cost of the acquired interests was $8,750,000. The L-H Gas Unit is engaged primarily in the exploration for, and acquisition, development, and production of, natural gas. The L-H Gas Unit sells its gas production primarily to domestic pipelines and refineries. The operator of the L-H Gas Unit is U.S. Enercorp, Ltd.

          The accompanying financial statements are presented using the accrual basis of accounting and are derived from the historical accounting records of Baker Exploration Company, The Sebastian Revocable Trust, and George R. Smith Revocable Trust, as the seller's of the property. These financial statements have been prepared on a carve-out basis to include the historical financial position, results of operations and cash flows applicable to the L-H Gas Unit (Second Acquisition). Accordingly, Owners' Net Investment is presented in the place of Stockholders' Equity.

     The accompanying schedules include allocations of certain corporate services provided by Hanson Resources, Inc.'s management, including finance, legal, information systems, and human resources and fixed overhead, totaling $4,191, $3,543, and $0 for the period from January 1, 2005 through September 19, 2005 ("the Period Ended September 19, 2005"), and the years ended December 31, 2004 and 2003, respectively. These allocations are included in the Costs of Production caption in the accompanying schedules. New Century does not anticipate increasing personnel or acquiring new systems in connection with this acquisition.

          The accompanying unaudited financial statements of the L-H Gas Unit (Second Acquisition) as of September 19, 2005, are presented on the same basis as the audited financial statements, and contain all adjustments, which in the opinion of management are necessary for a fair presentation of the results for the interim period. Results for the interim period are not necessarily indicative of results for the full year.

          On June 30, 2005, with an effective date of April 1, 2005, New Century acquired certain working interests, overriding royalty interests and term royalty interests, which together entitled New Century to a 6.2% working interest and a 5.464% net revenue interest in production from the L-H Gas Unit (First Acquisition). Historical audited financial statements of the L-H Gas Unit (First Acquisition) may be found in New Century's Amendment No. 2 to Form 8-K/A filed with the Securities and Exchange Commission on September 16, 2005.

     Accounting  Estimates

          The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash  and  Cash  Equivalents

          The L-H Gas Unit does not maintain its own bank account and accordingly, all cash receipts and disbursements flow through the Owner's Net Investment account in the accompanying financial statements.

     Revenue  Recognition

          Revenues from the sale of natural gas are recorded upon the passage of title, which generally occurs upon shipment of the natural gas to the pipeline company. The L-H Gas Unit also includes royalties in its revenue when the total monthly volume of gas sales has been determined.

     Receivables

     Trade receivables are recorded in the balance sheet at their outstanding balances adjusted for an allowance for doubtful accounts, as considered necessary. The allowance for doubtful accounts is determined by analyzing the payment history and credit worthiness of each customer. Receivable balances are charged off in the period in which they are considered uncollectible by management. Recoveries of receivables previously charged off are recorded as income when received. No allowance for doubtful accounts was considered necessary as of September 19, 2005 and December 31, 2004.

     Drilling  Advances

          Drilling advances are recorded in the balance sheet when the operator of the unit receives advances for future drilling and completion costs in regards to the development of a specific well. The drilling advances are released over time as the development and costs occur.

     Gas  Properties

     The L-H Gas Unit uses the successful efforts method of accounting for its gas producing activities. Costs to acquire mineral interests in gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties are expensed.

     Unproved gas properties are periodically assessed, in the aggregate, for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance. Capitalized costs of producing gas properties are depreciated and depleted by the unit-of-production method. Support equipment and other property and equipment are depreciated over their estimated useful lives.

          Upon the sale or retirement of gas properties, the cost and related accumulated depreciation and depletion are eliminated from the property accounts and the resultant gain or loss is recognized.

     Payables

          Trade payables are recorded in the balance sheet at their outstanding balances. Payable balances consist of leasehold costs, intangible drilling costs, equipment costs, intangible completion costs and lease operating expenses incurred but unpaid. The payables are released as they are offset against the related month's receipts.

     Asset Retirement Obligation

     The fair value of the asset retirement obligation is recognized in the period in which the liability is incurred if a reasonable estimate of fair value can be made. Asset retirement obligations primarily relate to the future abandonment of gas producing facilities. Asset retirement obligations include costs to dismantle and relocate wells and related structures, and restoration costs of land, including those leased. Depreciation of capitalized asset retirement cost and accretion of the asset retirement obligation are recorded over time. The depreciation on the capitalized asset will be determined on a unit-of-production basis, while the accretion of the liability will be recognized over the life of the producing assets.

     Income  Taxes

          As the L-H Gas Unit does not represent a separate legal and taxable entity, no income taxes have been provided in the accompanying financial statements.

     Risks  and  Uncertainties

          The L-H Gas Unit operator in McMullen County, Texas, and its business is subject to varying degrees of risk and uncertainties.

NOTE  2  -  GAS  PROPERTIES

          The  L-H  Gas  Unit  is  comprised  of  the  following gas properties:



                                                       September 19,     Dec.31,
                                                           2005           2004
                                                       <unaudited>
Property
  Proved gas properties                                $1,860,427     $1,102,546
  Wells and related equipment                           1,181,456        621,713
  Asset retirement obligation                               6,686          3,975
                                                       ----------      ---------
                                                        3,048,569      1,728,234
  Less: Accumulated depreciation
        and depletion                                    (744,278)      (240,997)
                                                       ----------      ---------
Gas properties, net                                    $2,304,291     $1,487,237
                                                        =========      =========



     There are no impairments of gas properties at September 19, 2005 or December 31, 2004.


     Costs incurred in oil and gas property acquisition and development activities during the period from January 1, 2005 through September 19, 2005, and the years ended December 31, 2004 were as follows:

Property  acquisition  costs:                         2005                2004

Proved                                             $  4,858           $    6,657
                                                    =======            =========
Development costs                                 $ 753,025           $1,014,398
                                                    =======            =========

NOTE  3  -  RESERVE  INFORMATION  <unaudited>

     The following estimates of proved and proved developed reserve quantities and related standardized measure of discounted net cash flows are estimates only, and do not purport to reflect realizable values or fair market values of the L-H Gas Unit's (Second Acquisition) reserves. Management of the L-H Gas Unit emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of producing gas properties. Accordingly, these estimates are expected to change as future information becomes available. All of the L-H Gas Unit (Second Acquisition) reserves are located in the United States.

     Proved reserves are estimated reserves of crude oil (including condensate and natural gas liquids) and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those expected to be recovered through existing wells, equipment, and operating methods.

     The proved and proved developed reserve quantities as of December 31, 2004 and the changes in those reserve quantities during the year ended December 31, 2004 are as follows:


                                                   Gas (Mcf)
                                                  -----------
                                                     Dec. 31,
                                                       2004
Proved reserves:
     Beginning of period                              4,713
     Production                                        (384)
                                                      -----
     End of period                                    4,329
                                                      =====

Proved developed reserves:
     Beginning of period                              2,756
                                                      =====
     End of period                                    2,372
                                                      =====


     The standardized measure of discounted future net cash flows is computed by applying period-end prices of gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved gas reserves, less estimated future expenditures (based on period-end costs) to be incurred in developing and producing the proved reserves, and assuming continuation of existing economic conditions. The estimated future net cash flows are then discounted using a rate of 10 percent a year to reflect the estimated timing of the future cash flows. The average price per MCF utilized was $9.00. This is an increase from the $6.00 an MCF used for the First Acquisition.

          The standardized measures of discounted future net cash flows at December 31, 2004 were as follows:


                                                    Dec. 31,
                                                      2004

Future cash inflows                              $38,972,032
Future production costs                           (6,223,165)
Future development costs                          (2,659,775)
                                                  ----------
     Future net cash flows                        30,089,092

10% annual discount for estimating
timing of cash flow                               (8,732,925)
                                                  ----------
Standardized measures of discounted
future net cash flows relating to
oil and gas reserves                             $21,356,167
                                                  ==========


     The following reconciles the change in the standardized measure of discounted future net cash flows during the years ended December 31, 2004:

                                                    Dec. 31,
                                                      2004
Beginning of period                              $19,817,201
Sales of gas, net of production costs             (1,677,343)
Development costs                                  1,014,398
Accretion of discount                              2,201,911
                                                   --------
End of period                                    $21,356,167
                                                  ==========


NOTE  4  -  CONTINGENCIES

     In the ordinary course of business, the L-H Gas Unit could be subject to various claims and litigation. Management would vigorously defend its legal position if and when these matters arise. Operator's insurance coverage is maintained which management believes is adequate to provide against a material loss in the event of an unfavorable outcome.

NOTE  5  -  SUBSEQUENT  EVENT  -  PENDING  ACQUISITION

     On November 1, 2005, New Century announced that it has signed a definitive Purchase and Sale Agreement to acquire an additional 1.75% working interest and 1.3125% net revenue interest in certain oil and gas leases which are located in and adjacent to the L-H Gas Unit (Third Acquisition) The closing of Third Acquisition is scheduled to occur on or before January 3, 2006, with an effective date of October 1, 2005.

     (B)  PRO  FORMA  FINANCIAL  INFORMATION:


     As the Company's September 30, 2005 unaudited financial statements, which include the pro forma financial information relating to the Company's second Lindholm-Hanson acquisition described herein, are currently being revised by the Company in connection with comments we received on our Form SB-2 Registration Statement, and ongoing discussions in connection with our audited December 31, 2004 and unaudited March 31, 2005 and June 30, 2005 financial statements, such pro forma information is not being filed herewith. Instead, the Company plans to file the pro forma financial information relating to the Company's second Lindholm-Hanson acquisition by a subsequent amendment to this Form 8-K/A, when the Company's revisions to such financials have been completed.


     (C)  EXHIBITS:



     10.1(1)     September 2, 2005 Purchase and Sale Agreement

     10.2(2)     Securities Purchase Agreement

     10.3(2)     Secured Term Note

     10.4(2)     Reaffirmation and Ratification Agreement

     10.5(2)     Funds Escrow Agreement

     10.6(2) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in Wharton County, Texas

     10.7(2) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in McMullen County, Texas

     10.8(2) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in Matagorda County, Texas



(1) Filed as exhibit 10.1 to our Report on Form 8-K filed with the Commission on September 7, 2005, and incorporated herein by reference.

(2) Filed as exhibits to our Report on Form 8-K filed with the Commission on September 22, 2005, and incorporated herein by reference.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEW  CENTURY  ENERGY  CORP.


                                            /s/  Edward  R.  DeStefano
                                           -----------------------------
                                           By:  Edward R. DeStefano,
                                                President


 Date:  December 5,  2005